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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 October 1, 2001


                          FOX ENTERTAINMENT GROUP, INC.
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               (Exact name of registrant as specified in charter)

             Delaware                    1-14595                95-4066193
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  (State or other jurisdiction       (Commission File         (IRS Employer
        incorporation)                    Number)           Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 852-7111
                                                           --------------


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 1, 2001, The News Corporation Limited ("News Corporation"), Fox Television Stations, Inc. ("Fox Television Stations") and Clear Channel Communications, Inc. ("Clear Channel") completed the exchange of Clear Channel's WFTC-TV (Fox-29) in Minneapolis, Minnesota for Fox Television Stations' KTVX-TV (ABC-4) in Salt Lake City, Utah and KMOL-TV (NBC-4) in San Antonio, Texas. A copy of the press release issued by News Corporation and Fox Television Stations announcing the transaction is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

         The KTVX and KMOL television stations were acquired by Fox Entertainment Group, Inc. ("FEG") and certain of its affiliates from Chris-Craft Industries, Inc. ("Chris-Craft") and certain of its subsidiaries on July 31, 2001, subject to a Department of Justice (the "DOJ") Consent Order requiring the divestiture of KTVX. The transfer of KTVX to Clear Channel was approved by the DOJ and satisfied the divestiture requirements of the DOJ's Consent Order. The Federal Communications Commission's (the "FCC") approval of the Chris-Craft acquisitions by FEG also required the divestiture of KTVX which was satisfied by the filing of the application to assign the KTVX license to Clear Channel with the FCC.

         On November 1, 2001, News Corporation, Fox Television Stations and Viacom, Inc. completed the exchange of Viacom's WDCA-TV (UPN-20) in Washington, D.C. and KTXH-TV (UPN-20) in Houston, Texas for Fox Television Stations' KBHK-TV (UPN-44) in San Francisco, California. A copy of the press release issued by News Corporation and Fox Television Stations announcing the transaction is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

         The consummation of the Clear Channel and Viacom transactions have reduced the national audience reach of Fox Television Stations, moving News Corporation closer toward compliance with the FCC's national station ownership cap.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1 Press Release issued by The News Corporation Limited on October 1, 2001.

                  99.2 Press Release issued by The News Corporation Limited on November 6, 2001.

         Risks associated with the business of FEG can be found in its Securities and Exchange Commission filings. FEG expressly disclaims any intent or obligation to update these forward-looking statements.


                                       -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FOX ENTERTAINMENT GROUP, INC.



                                       By: /s/ Lawrence A. Jacobs
                                          -------------------------------------
                                           Name:  Lawrence A. Jacobs
                                           Title:  Secretary
Dated:  November 20, 2001

                                       -3-

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                                  EXHIBIT INDEX

99.1 Press Release issued by The News Corporation Limited on October 1, 2001.

99.2 Press Release issued by The News Corporation Limited on November 6, 2001.

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